UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21031

ACP Strategic Opportunities Fund II, LLC
(Exact name of registrant as specified in charter)

1235 Westlakes Drive, Suite 130
Berwyn, PA 19312
(Address of principal executive offices) (Zip code)

Gary E. Shugrue
Ascendant Capital Partners LP
1235 Westlakes Drive, Suite 130
Berwyn, PA 19312
(Name and address of agent for service)

registrant's telephone number, including area code:	(610)993-9999

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ACP Strategic Opportunities Strategy

2008 Semi-Annual Review

Monthly Performance Summary*

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sept	Oct	Nov	Dec	YTD %
2008	-3.52	1.29	-1.25	1.51	2.18	-0.43							-0.32%
2007	1.16	0.13	0.73	1.20	2.01	0.15	0.31	0.57	2.46	2.73	-0.81	0.98	12.32%
2006	1.70	0.11	1.83	1.58	-0.56	-0.29	-0.55	0.80	0.21	0.96	1.56	0.35	8.02%
2005	-1.15	1.24	-0.69	-1.62	1.32	1.64	2.57	0.62	0.74	-1.07	1.56	1.02	6.23%
2004	0.76	1.27	0.27	-0.73	-0.12	0.57	-0.84	0.08	1.74	0.56	1.75	1.54	7.05%
2003	-0.65	-0.07	-0.02	2.20	3.73	1.17	1.31	1.39	-0.53	2.11	1.33	1.42	14.16%

	Q2 2008	YTD	12 Month	3 Year^	5 Year^	Value of $100**	Standard Deviation**	Sharpe Ratio**	Beta**
ACP Strategic Opportunities**	3.29%	-0.32%	6.01%	8.39%	8.03%	$146.0	4.56%	0.92	1.00
S&P 500	-2.73%	-11.91%	-13.12%	4.41%	7.58%	$125.1	12.58%	0.19	0.23
Russell 2000	0.25%	-9.97%	-17.28%	2.54%	8.99%	$136.2	16.64%	0.10	0.22
CSFB HFI¹	-1.14%	-8.78%	-9.85%	2.24%	5.55%	$131.0	8.38%	0.38	0.52

*Performance numbers are net of fees
^Annualized
**ACP Strategy inception 4/2002

Strategy Objective

The ACP Strategic Opportunities strategy seeks capital appreciation through investments focused in long/short equity hedge funds. The main objective is to generate long-term absolute returns similar to those of stocks, but with significantly less volatility. In general, the strategy will maintain a net positive exposure to equity markets, though that exposure will vary based on tactical decisions and underlying manager objectives. The strategy seeks to generate returns that are not highly correlated with traditional stock investments, thereby providing investors with an opportunity for improved diversification of their overall portfolios.

Performance Review and Update

During the second quarter of 2008, the Strategic Opportunities Strategy increased in value by 3.29%. This compares to a loss in the S&P 500 of 2.73% and a gain in the Russell 2000 of 0.25%. Over the last twelve months, we have gained 6.01% while the S&P 500 and Russell 2000 have losses of 13.12% and 17.28% respectively.

The returns of our managers ranged from -4.22% to +14.85% during the quarter. We added a manager who runs a low market exposure energy/utility fund and redeemed from another who focuses on the technology sector.

The volatility that was so prevalent in the first quarter continued into the second. After a strong showing in April, the market began to turn lower in May and then went on to record the worst June since 1930. Higher oil prices and lower home prices continue to put pressure on consumers and corporations alike as they work their way through the system. Disturbingly, the write-offs in the financial sector continue, causing us to wonder when they will reach the bottom and if there will be any equity left in these companies when they get there. On the positive side, the lower dollar is helping exports and vast new technologies are being developed to solve our energy problems. Overall, the market seems to be discounting quite a bit of bad news so it will be important not to get carried away by the headlines.

1235 Westlakes Drive Suite 130 Berwyn, PA 19312	610-993-9999	www.acpfunds.com

FOR ACCREDITED INVESTORS ONLY – NOT FOR PUBLIC DISTRIBUTION

We continue to look to add managers who will help diversify our portfolio thereby helping us to control our risk. Since inception, we are pleased to say that this strategy has worked, allowing us to cumulatively outperform the S&P 500 by 21% while experiencing 64% less volatility.

Strategy Overview

“A market of stocks”

At the beginning of every month, after we have collected our required month-end performance and risk information, we religiously review each of our underlying hedge fund managers to assure that they continue to implement the strategies for which they have been chosen. We are looking for outliers and exceptions which normally generate a call to the manager to discuss things in more detail. Sometimes the call is because of performance, good or bad, while other times it could be because of an oversized risk showing up on the reports. This month our first two calls were to managers who had negative performance which was outside their norm.

The interesting thing about this month’s calls were that despite the fact that the overall market was down sharply; one attributed his loss to some names in his long portfolio falling while the other’s loss was caused by one of his shorts skyrocketing upward. In the former case the manager prematurely perceived value in some financial stocks, while in the latter, the manager thought an energy stock to be ridiculously overvalued only to see how ridiculous things can become. We bring this up to help you better understand what risks our managers take in order to generate their returns. Being aware of the market environment is important but we want the primary risks taken by our managers to be stock-specific (idiosyncratic) and based on fundamental research, not on their opinion of the overall market’s prospects. There is always the risk that the manager could choose the wrong stock but we would rather take that risk than having them try to predict the market or make sector bets. We have found this risk to be more predictable and stable.

One of the many reasons we love the long/short equity strategy is that no matter the environment there are always opportunities, long or short, from which our managers can choose. The key for us is to find talented investors who can profit from these opportunities yet operate their strategies in a risk controlled manner so when they are wrong, (nobody’s perfect) the losses are kept to a minimum. From our perspective the ability to control risk is the defining factor between good and poor hedge fund managers.

Interestingly there have been some important changes in the investment business over the last ten years which have created a better environment for the type of managers we seek. A prominent change was the SEC’s implementation of Regulation Fair Disclosure (Reg FD) in October of 2000. Prior to Reg FD companies were allowed to make selective disclosure of important information, usually to large investors or the major investment banks. Reg FD prohibited such selective disclosure and sought to level the playing field for all investors. No longer was it possible for a large investor to make one call and learn about the prospects for a company. More digging for information was required and more data-points needed to be collected in order to make educated earnings estimates. For our type of manager this was a propitious development because, it put a premium on original fundamental research rather than getting the “first-call” from high-level contacts. Through hard work they are able to form divergent opinions from the consensus, negative or positive, which they can turn into profits in the equity markets. It also meant that managing smaller pools of money could be an advantage, rather than an impediment, to good performance because the smaller asset size allows them to be more nimble.

The chart below illustrates the effect that Reg FD has had on the marketplace. Clearly, the dispersion of earnings estimates, and therefore opinions, has widened. This dynamic increases the number of opportunities to profit from both long and short equity investments. Talented managers should find the environment for ideas to be richer and more profitable as a result of this change in the securities laws.

1235 Westlakes Drive Suite 130 Berwyn, PA 19312	610-993-9999	www.acpfunds.com

FOR ACCREDITED INVESTORS ONLY – NOT FOR PUBLIC DISTRIBUTION

We hope this discussion has given you a better understanding of our strategy. If you have any questions or would like to discuss some of the thoughts in this letter, please contact us. We welcome your calls and look forward to speaking with you. Thank you for this opportunity to be of service.

All the best,

Gary E. Shugrue
President and Chief Investment Officer
Ascendant Capital Partners, LP

*Barron’s April 14, 2008

Performance shown for the previously mentioned strategy is net of all expenses charged to shareholders.  Performance numbers for the indices shown do not reflect the deduction of fees; it is not possible to invest in any particular index.  Information regarding the strategy set forth herein, including discussions regarding performance and Ascendant’s investment strategies, are qualified by reference to the Private Placement Memorandum.  The memorandum contains important information about fees and expenses, as well as risks associated with an investment in the Fund.  Please read it carefully before you invest or send money.  This Fund may not be suitable for all investors.  Past performance is no guarantee of future results and investors may suffer losses in connection with an investment in the strategy.

The Fund is available only to investors who are “accredited investors” under Regulation D promulgated by the SEC under the Securities Act of 1933.  Each investor must also have a net worth of $1.5 million or more, subject to certain exceptions.  Each investor must have such knowledge and experience in financial and business matters that such investor is capable of evaluating the merits and risks of this investment and must be able to bear the economic risks of this investment.

The indices illustrated herein are unmanaged indices.  You cannot invest in an index.  Index returns do not reflect the impact of any management fees, transaction costs or expenses.  The index information seen here is for illustrative purposes only, and is not reflective of the performance of Ascendant Capital Partner funds. The S&P 500 Index is an unmanaged index composed of U.S. Large Cap Stocks with a market capitalization of $3 billion or more.  The Russell 2000 Index is composed of U.S. Small Cap Stocks.  The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. The Russell 2000 includes the smallest 2000 securities in the Russell 3000.

1235 Westlakes Drive Suite 130 Berwyn, PA 19312	610-993-9999	www.acpfunds.com

FOR ACCREDITED INVESTORS ONLY – NOT FOR PUBLIC DISTRIBUTION

¹ Refers to the Credit Suisse Tremont Blue Chip Investable Long/Short Hedge Fund Index.  The Credit Suisse/Tremont Hedge Fund Index is the industry's first asset-weighted hedge fund index. Asset-weighting, as opposed to equal-weighting, provides a more accurate depiction of an investment in the asset class.  The methodology utilized in the Credit Suisse/Tremont Hedge Fund Index starts by defining the universe it is measuring. The Index Universe is defined as funds with: A minimum of US $50 million assets under management; A minimum one-year track record, and Current audited financial statements. Funds are separated into ten primary subcategories based on their investment style. The Index in all cases represents at least 85% of the AUM in each respective category of the Index Universe. Credit Suisse/Tremont analyzes the percentage of assets invested in each subcategory and selects funds for the Index based on those percentages, matching the shape of the Index to the shape of the universe. The Index is calculated and rebalanced monthly. Funds are reselected on a quarterly basis as necessary. The Credit Suisse/Tremont Hedge Fund Index is the leading asset-weighted index. The Index uses a rules-based construction methodology, identifies its constituent funds, and minimizes subjectivity in the Index member selection process. It aims at a maximum representation of the Index Universe. To minimize survivorship bias, funds are not removed from the Index until they are fully liquidated or fail to meet the financial reporting requirements

Risk Factors
•	Hedge funds generally offer less liquidity than other investment securities, and are generally not subject to regulation under the U.S. federal securities laws.
•	Hedge funds are often dependent for their success upon the efforts of one or a relatively few number of individuals.
•	Hedge funds typically offer only periodic redemptions, and there is generally no secondary market for investors to access for liquidity purposes.

Funds that invest in hedge funds, such as those managed by Ascendant, present additional considerations for investors:
•	These funds are dependent upon the ability of their advisers to select and hold individual hedge funds.
•	Investors in these funds cannot readily sell or dispose of their interests in the secondary market, and may look only to the funds for periodic (and, possibly, limited) liquidity.
•	The fund of funds structure adds additional fees and expenses, which can materially impact an investor’s returns.

1235 Westlakes Drive Suite 130 Berwyn, PA 19312	610-993-9999	www.acpfunds.com

FOR ACCREDITED INVESTORS ONLY – NOT FOR PUBLIC DISTRIBUTION

ACP Strategic Opportunities
Fund II, LLC

Financial Statements For the Period
Ended June 30, 2008
(unaudited)

ACP Strategic Opportunities Fund II, LLC

For the Period Ended
June 30, 2008

Table of contents
Page

Schedule of Investments	1

Statement of Assets, Liabilities and Members' Capital	2

Statement of Operations	3

Statement of Changes in Members' capital	4

Statement of Cash Flows	5

Financial Highlights	6

Notes to the financial statements	7 - 15

Board of Directors (unaudited)	16 - 18

Fund Management (unaudited)	19

Other Information (unaudited)	20

ACP Strategic Opportunities Fund II, LLC

Schedule of Investments - June 30, 2008 (unaudited)

Investments	Percentage of Member's Capital	Fair Value
Underlying Funds
Long/Short Equity ^#

Consumer
Tiedemann/Falconer Partners, L.P. (cost $2,000,000)	5.7%	$2,579,876
Zeke, L.P. (cost $1,090,000)	3.1%	1,401,571
	8.8%	3,981,447
Financial Services
Castine Partners, L.P. (cost $3,000,000)	8.1%	3,669,912

Large Cap Value
Aristos Capital, L.P. (cost $1,000,000)	2.3%	1,035,469
Healy Circle Partners, L.P. (cost $1,808,000)	6.6%	2,997,259
	8.9%	4,032,728
Mid Cap Growth
Bull Path I Fund, L.P. (cost $2,050,000)	5.2%	2,363,046
JetStream Global Institutional Fund, L.P. (cost $1,500,000)	6.0%	2,714,945
Redstone Investors, L.P. (cost $1,400,000)	4.7%	2,135,466
	15.9%	7,213,457
Natural Resources
Hard Assets Partners, L.P. (cost $2,000,000)	6.0%	2,731,309
Harpswell Capital Partners, L.P. (cost $1,000,000)	2.1%	950,611
	8.1%	3,681,920
Small Cap Growth
Akahi Fund, L.P. (cost $2,500,000)	5.8%	2,641,972
Bluefin Investors, L.P. (cost $2,500,000)	6.4%	2,884,535
	12.2%	5,526,507
Small Cap Value
Odyssey Value Partners, L.P. (cost $1,500,000)	3.1%	1,382,876
Rivanna Partners, L.P. (cost $2,500,000)	6.9%	3,101,550
	10.0%	4,484,426
Technology
Brightfield Partners, L.P. (cost $2,190,000)	5.7%	2,574,836
Connective Capital I, L.P. (cost $2,250,000)	6.1%	2,758,280
STG Capital Partners, L.P. (cost $2,000,000)	4.5%	2,036,747
	16.3%	7,369,863

Total Long/Short Equity (cost $32,288,000)*	88.3%	39,960,260

Money Market:
Federated Treasury Obligations Fund (cost $3,304,168)	7.3%	3,304,168
Total Money Market (cost $3,304,168)*	7.3%	3,304,168

Total Investments in Underlying Funds (cost $35,592,168)*	95.6%	$43,264,428
Other Assets and Liabilities	4.4%	2,006,894
Members' Capital	100.0%	$45,271,322

# - Non-income producing securities
^ - Securities in private placement transactions and as such are restricted as to resale. Total cost and fair value of restricted securities as of June 30, 2008 was $32,288,000 and $39,960,260 respectively.
* - Cost for Federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$7,838,773
Gross Unrealized Depreciation	(166,513)
Net Unrealized Appreciation	$7,672,260

The accompanying notes are an integral part of these financial statements.

ACP Strategic Opportunities Fund II, LLC

Statement of Assets, Liabilities and Members' Capital
June 30, 2008 (unaudited)

Assets:
Investments in underlying funds, at fair value (cost, $35,592,168)	$43,264,428
Receivables:
Redemption from underlying fund	2,344,418
Receivable from Investment Manager	55,334
Due from affiliates	24,274
Dividends	4,674
Other assets	20,579

Total assets	45,713,707

Liabilities:
Contributions received in advance	150,000
Withdrawals payable	71,799
Accrued expenses:
Management Fees	161,577
Professional fees	39,100
Directors' Fees	9,875
Accounting and administration fees	5,692
Custody fees	3,761
Other Accrued Expenses	581

Total liabilities	442,385

Members' capital	$45,271,322

Members' capital
Represented by:
Capital contributions (net)	$37,418,642
Accumulated net investment loss	(1,902,752)
Accumulated net realized gain on investments	2,083,172
Net unrealized appreciation on investments	7,672,260

Members' capital	$45,271,322

Units Outstanding (100,000,000 units authorized)	3,093,192

Net Asset Value per Unit (offering and redemption price per unit)	$14.64

The accompanying notes are an integral part of these financial statements.

ACP Strategic Opportunities Fund II, LLC

Statement of Operations
For the Period Ended June 30, 2008 (unaudited)

Investment Income
Dividends	21,872
Other	6
Total investment income	21,878

Expenses
Investment management fee	308,179
Professional fees	109,573
Accounting and administration fees	30,818
Board of Directors fees	15,375
Insurance expense	9,250
Custody fees	2,843
Other expenses	9,825
Total expenses	485,863

Net investment loss	(463,985)

Realized and unrealized gain from investments
Net realized gain from investments in underlying funds	344,900
Net increase in unrealized appreciation on investments in underlying funds	109,612
Net realized and unrealized gain from investments	454,512

Decrease in members' capital resulting from operations	$(9,473)

The accompanying notes are an integral part of these financial statements.

ACP Strategic Opportunities Fund II, LLC

Statement of Changes in Members' Capital

	(unaudited) For the Period Ended June 30, 2008	For the Year Ended December 31, 2007
Members' capital - beginning of year	$37,450,115	$27,129,830
Capital contributions	8,007,653	9,053,753
Capital withdrawals	(176,973)	(2,575,530)
Net investment loss	(463,985)	(593,356)
Net realized gain from investments in underlying funds	344,900	975,721
Net increase in unrealized appreciation on investments in underlying funds	109,612	3,459,697

Members' capital - end of year	$45,271,322	$37,450,115

The accompanying notes are an integral part of these financial statements.

ACP Strategic Opportunities Fund II, LLC

Statement of Cash Flows
For the Period Ended June 30, 2008 (unaudited)

Cash flows from operating activities:
Net decrease in members' capital resulting from operations	$(9,473)
Adjustments to reconcile net increase in partners' capital resulting from operations to net cash used in operating activities:
Cost of investments in underlying funds purchased	(7,500,000)
Proceeds from redemptions of investments in underlying funds	2,344,900
Net realized gain from investments in underlying funds	(344,900)
Net change in unrealized appreciation on investments in underlying funds	(109,612)
Net purchase of money market fund	(1,416,110)
Decrease in receivable for redemption of underlying funds	269,569
Decrease in receivable from Investment Manager	15,000
Increase in dividends and interest receivable	(1,118)
Increase in other assets	(9,462)
Increase in due from affiliates	(22,274)
Decrease in accrued professional fees payable	(21,400)
Increase in accounting and administration fees payable	1,004
Increase in management fees payable	161,577
Increase in custody fees payable	1,177
Increase in Board of Director's fees payable	9,875
Increase in other accrued expenses	581

Net cash used in operating activities	(6,630,666)

Cash flows from financing activities:
Capital contributions received (net of contributions received in advance)	6,907,653
Capital withdrawals paid (net of change in withdrawals payable)	(526,166)

Net cash provided by financing activities	6,381,487

Net decrease in cash	(249,179)
Cash at beginning of year	249,179
Cash at end of year	$-

The accompanying notes are an integral part of these financial statements.

ACP Strategic Opportunities Fund II, LLC

Financial Highlights

	For the Period January 1, 2008 through		For the Year Ended December 31,
	June 30, 2008	(c)	2007		2006		2005		2004
NET ASSET VALUE, Beginning of Year	$14.68		$13.07		$12.10		$11.39		$10.64

INVESTMENT OPERATIONS
Net investment loss	(0.16	) (a)	(0.25	) (a)	(0.16	) (a)	(0.15	) (a)	(0.17	) (a)
Net realized and unrealized gain (loss) from investments in Underlying Funds	0.12		1.86		1.13		0.86		0.92
Total from investment operations	(0.04)		1.61		0.97		0.71		0.75

NET ASSET VALUE, End of Year	$14.64		$14.68		$13.07		$12.10		$11.39

TOTAL RETURN	(0.33)%		12.32%		8.02%		6.23%		7.05%

RATIOS / SUPPLEMENTAL DATA
Members' Capital at end of period (000's omitted)	$45,271		$37,450		$27,130		$17,804		$13,577

Ratios to Average Net Assets:
Net investment loss	(2.24	)% (b)	(1.83)%		(1.26)%		(1.29)%		(1.57)%
Expenses, net of reimbursements/waiver of fees	2.39	%(b)	2.17%		1.67%		1.42%		1.60%
Expenses, excluding reimbursement/waiver of fees	2.39	%(b)	2.38%		2.98%		3.17%		3.27%

PORTFOLIO TURNOVER RATE	6.00%		12%		11%		35%		15%

(a)	Calculated using average shares outstanding during the year.
(b)	Annualized for periods less than one year year.
(c)	Unaudited

The accompanying notes are an integral part of these financial statements.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

1. Organization and Investment Objective

ACP Strategic Opportunities Fund II, LLC (the "Fund") is a Delaware limited liability company that is a non-diversified, closed-end management investment company with a continuous offering period, registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). Its units of beneficial interest ("Units") are not registered under the Securities Act of 1933, as amended. The Fund's investment objective is to achieve an absolute return in excess of the long-term return of the U.S. equity market. It attempts to achieve this objective through the allocation of its assets among a select group of non-registered investment funds (the "Underlying Funds"). The Investment Manager (as defined below) invests the Fund's assets in Underlying Funds whose investment style is primarily opportunistic and that are believed to be able to generate above average returns while maintaining strict risk controls in order to keep losses to a minimum.

Ascendant Capital Partners, LP, a Delaware limited partnership, serves as the investment manager ("Investment Manager") to the Fund. The Fund has entered into an investment management agreement with the Investment Manager ("Investment Management Agreement"), pursuant to which the Investment Manager is responsible for formulating a continuing investment program for the Fund. The Investment Manager is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisors Act of 1940, as amended. Responsibility for the overall management and supervision of the operations of the Fund is vested in the individuals who serve as the Board of Directors of the Fund (the "Board").

2. Significant Accounting Policies

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and are expressed in United States dollars. The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

a. Investment Valuation

The Fund values interests in the Underlying Funds at fair value, which ordinarily is the value determined by their respective investment managers, in accordance with procedures established by the Board. Investments in Underlying Funds are subject to the terms of the Underlying Funds' offering documents. Valuations of the Underlying Funds may be subject to estimates and are net of management and performance incentive fees or allocations payable to the Underlying Funds' managers as required by the Underlying Funds' offering documents. If the Investment Manager determines that the most recent value reported by the Underlying Fund does not represent fair value or if the Underlying Fund fails to report a value to the Fund, a fair value determination is made under procedures established by and under the general supervision of the Board. Because of the inherent uncertainty in valuation, the estimated values may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material. Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund's net assets if the judgments of the Board, the Investment Manager or investment advisor to the Underlying Fund should prove correct. Investment advisors to the Underlying Funds only provide determinations of the net asset values of Underlying Funds on a weekly or monthly basis, in which event it will not be possible

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

2. Significant Accounting Policies (continued)

to determine the net asset value of the Fund more frequently. The interests in the Underlying Funds in which the Fund invests or plans to invest are generally illiquid. The Fund may not be able to dispose of Underlying Fund interest that it has purchased. These investments represent 88.3% of the net assets of the Fund.

The Fund also invests excess cash in the Federated Treasury Obligations Fund, an open-end money market fund which is included on the schedule of investments.

b. Net Asset Valuation

The Fund's Administrator, Pinnacle Fund Administration LLC ("Pinnacle" or "Administrator") will calculate the net asset value per Unit in U.S. dollars as determined as of the close of business of the New York Stock Exchange, (generally 4:00 p.m. Eastern Standard Time) on the last business day of each Allocation Period (as defined in Note 3), unless the calculation of the net asset value has been suspended. The net asset value for the Fund is comprised of the net asset value of the Underlying Funds in which the Fund invests, less the expenses and liabilities.

c. Investment Transactions and related Investment Income

Investment transactions are accounted for on a trade-date basis. Realized gains and losses on investment transactions are recorded on an identified-cost basis. Interest is recognized on the accrual basis. Dividends are recognized on the ex-dividend date.

d. Fund Expenses

The Investment Manager agreed to reimburse certain expenses (other than the Management Fee) to the extent those other expenses exceed 0.15% per annum of average net assets through April 30, 2007. For the period ending June 30, 2008, the Investment Manager has paid the Fund $15,000 of the outstanding receivable. As of June 30, 2008, the receivable from the Investment Manager for the Fund totaled $55,334. The Investment Manager has entered into an agreement with the Fund's Board to repay all outstanding expense reimbursement accruals in order that the balances will be zero by December 31, 2008. The receivable occurred principally as a result of a one time accrual required to settle the final payments due to the Fund's former administrator.

e. Income Taxes

The Fund is treated as a partnership for Federal income tax purposes and therefore is not subject to Federal income tax. For income tax purposes, each person who has purchased interests in the Fund (each a "Member", together the "Members") will be treated as a partner of the Fund and, as such, will be taxed upon its distributive share of each item of the Fund's income, gain, loss, deductions and credits for each taxable year of the Fund ending with or within each Member's taxable year.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

2. Significant Accounting Policies (continued)

e. Income Taxes (continued)

Effective June 29, 2007, the Fund implemented FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of June 30, 2008, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

The Fund files U.S. federal and New York, Pennsylvania, Georgia, and New Jersey state tax returns. No income tax returns are currently under examination. The Fund's U.S. federal tax and state returns remain open for examination for the years ended December 31, 2004 through December 31, 2007.

f. Cash

The Fund maintains a demand deposit account at UMB Bank, N.A. for the purpose of managing contribution and withdrawal cash flows and for paying expenses. Such cash, at times, may exceed federally insured limits. The Fund has not experienced any such losses nor does it believe it is exposed to any significant credit risk. At June 30, 2008, the Fund did not hold any cash in this account.

g. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from these estimates.

3. Allocation of Members' Capital Account

The Fund maintains a separate capital account for each Member that has an opening balance equal to the sum of the net asset value of the total number of Units owned by such Member. Net profits or net losses of the Fund for each Allocation Period (as defined below) will be allocated among and credited to or debited against the capital accounts of the Members. Allocation Periods begin on the day after the last day of the preceding Allocation Period and end at the close of business on (1) the last day of each month, (2) the last day of each taxable year, (3) the day preceding each day on which Units are purchased, (4) the day on which Units are repurchased, or (5) the day on which any amount is credited to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective investment percentages.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

4. Management Fee, Related Party Transactions and Other

Pursuant to the Investment Management Agreement, the Investment Manager will be entitled to receive an annual management fee (the "Management Fee"). The base Management Fee is equal to 1.50% of the Fund's net assets and is subject to a performance adjustment based on the Fund's rolling twelve-month return. The Management Fee will not be lower than 1.00% per annum or higher than 1.50%. For the period ended June 30, 2008, the Fund paid the Investment Manager fees totaling $146,602 and incurred expenses of $308,179 as disclosed on the statement of operations, of which $161,577 is payable to the Investment Manager for the period ended June 30, 2008.

Each member of the Board, who is not an "interested person" of the Fund, as defined by the Investment Company Act, receives a $2,500 fee for each meeting attended in person and a $2,500 fee for each meeting attended by telephone. All directors are reimbursed by the Fund for all reasonable out-of-pocket expenses incurred by them in performing their duties.

5. Investment Transactions

Total purchases of Underlying Funds for the period ended June 30, 2008, amounted to $7,500,000. Total proceeds from redemptions of Underlying Funds for the period ended June 30, 2008, amounted to $2,344,900. The cost of investments in Underlying Funds for Federal income tax purposes is adjusted for items of taxable income allocated to the Fund from the Underlying Funds. The Fund has not received information from the Underlying Funds as to the amounts of taxable income allocated to the Fund as of June 30, 2008.

6. Risk Factors

An investment in the Fund involves significant risks that should be carefully considered prior to investing and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment. The Fund intends to invest substantially all of its available capital in securities of unregistered investment companies. These investments will generally be restricted securities that are subject to substantial holding periods or are not traded in public markets at all, so that the Fund may not be able to resell some of its securities holdings for extended periods, which may be several years. No guarantee or representation is made that the investment objective will be met.

7. Underlying Funds

The following is a summary of the investment objectives and liquidity provisions of the Underlying Funds.

Akahi Fund L.P. seeks to achieve superior risk adjusted returns by employing a fundamental, small cap, long/short equity strategy. This Underlying Fund maintains a low net exposure, usually +/- 5%, although they may go to +/- 20%. This Underlying Fund overlays its stock selection with rigorous risk controls to assure that they remain within their stated exposure levels. With at least 30 days written notice a limited partner may withdraw all or a part of their capital account balance as of the last day of any fiscal quarter

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

7. Underlying Funds (continued)

that occurs on or after the day preceding the first anniversary of such limited partner's admission to the partnership.

Aristos Capital, LP invests in small and mid cap US equities generally with a market capitalization range of $200 million to $15 billion on both the long and short side of the market, based upon primary fundamental research, which includes detailed company analysis coupled with economic analysis.

Bluefin Investors, LP seeks to achieve high risk adjusted returns through investing in small and mid-cap equities that have been overlooked by the investment community. This Underlying Fund manages long and short exposure to preserve capital during periods of market stress. The fund has no lock-up but has a 3% redemption fee for withdrawals made in the first year. The fund allows for quarterly redemptions with 35 days notice.

Brightfield Partners, LP seeks to achieve superior long-term rates of return primarily through investments in publicly traded U.S. equities in the technology sector. This Underlying Fund allows for quarterly redemptions upon 30 days prior notice, after one year has elapsed since initial investment.

Bull Path Fund I LP invests in U.S. equities across all industry sectors using a research intense approach. This Underlying Fund primarily invests in long/short U.S. equities which are listed on the major exchanges. The Bull Path Fund allows for semi-annual redemptions with 12-month lock-up since initial investment, quarterly after that, upon 45 days prior notice.

Castine Partners, LP seeks to achieve long-term capital appreciation through investment primarily in publicly traded equity securities of United States financial institutions. This Underlying Fund allows for withdrawals on June 30 and December 31 upon 45 days prior notice, after one year has elapsed since initial investment.

Connective Capital I LP focuses its investments in publicly traded equities in the technology and communications sectors. This Underlying Fund allows for quarterly redemptions with 45 days notice after one year has elapsed since the initial investment.

Federated Treasury Obligations Fund is a U.S. open-end fund. This Underlying Fund's objective is to provide current income consistent with the stability of principle. This Underlying Fund invests primarily in a portfolio of short-term U.S. Treasury securities which include repurchase agreements collateralized fully by U.S. Treasury securities and has daily liquidity.

Hard Assets Partners, LP seeks capital appreciation primarily through investments in securities of companies that are directly or indirectly engaged in exploration, development, production, servicing of natural resources. This Underlying Fund allows for monthly redemptions upon 30 days prior notice, after six months have elapsed since initial investment.

Harpswell Capital Partners, LP is a market neutral equity fund that invests primarily in the energy and utility sectors. This Underlying Fund seeks to provide attractive risk-adjusted returns while actively managing exposure to commodities as well as other risk factors. Harpswell utilizes fundamental analysis

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

7. Underlying Funds (continued)

and places great emphasis on capital preservation. This Underlying Fund allows for quarterly redemptions with 30 days notice after one year has elapsed since the initial investment.

Healy Circle Partners, LP seeks to preserve capital while generating consistent absolute returns by holding equity positions in multiple industry sectors and with varying market capitalizations. This Underlying Fund allows for semi-annual redemptions upon 45 days prior notice, after one year has elapsed since initial investment.

JetStream Global Institutional Fund, LP seeks to achieve growth of capital through investments in common stocks. This Underlying Fund allows for quarterly redemptions upon 30 days prior notice, after one year has elapsed since initial investment.

Odyssey Value Partners, L.P. combines the discipline and long-term perspective of private equity investing with the liquidity of public capital markets. Executing a value-oriented approach, this Underlying Fund seeks to deliver superior absolute returns over the long-term while controlling portfolio volatility and adhering to strict risk management disciplines. This Underlying Fund targets double-digit annualized net returns and alpha-generation on both the long and short sides of the portfolio. Odyssey's investment team performs original research and analysis, yielding a low correlation to the broader market indices and this Underlying Fund has had strong results in down markets. Odyssey allows for quarterly redemptions upon 45 days prior notice, after one year has elapsed since initial investment.

Redstone Investors, LP invests primarily in small- and mid-cap growth equities. This Underlying Fund allows for redemptions quarterly upon 45 days prior notice, after one year has elapsed since initial investment.

Rivanna Partners, LP is a "bottom-up" long/short U.S. equities fund. This Underlying Fund focuses on a broad range of industries including technology, industrial products, consumer products and services, energy and natural resources. This Underlying Fund allows for quarterly redemptions with 45 days notice after one year has elapsed since the initial investment.

STG Capital Partners (QP), LP seeks to maximize returns while preserving capital primarily by investing in U.S. equities with a focus on the technology sector. This Underlying Fund generally maintains a low net exposure to the overall market. This Underlying Fund has a one year lock-up on new investments and quarterly redemptions with 30 days notice.

Tiedemann/Falconer Partners, LP seeks to maximize absolute returns through investing both long and short in U.S. common equities, option contracts tied to such equities, exchange traded funds and American Depository Receipts. This Underlying Fund allows for quarterly redemptions upon 45 days prior notice.

Zeke, LP seeks to maximize long-term capital appreciation and total returns by investing in small and mid-cap U.S. companies that it believes have significant growth characteristics. This Underlying Fund allows for redemptions quarterly upon 45 days notice, after one year has elapsed since initial investment.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

8. Redemptions and Repurchase of Units and Distributions

With very limited exceptions, Units are not transferable. No Member or other person holding a Unit will have the right to require the Fund to redeem that Unit or portion thereof. There is no public market for the Units, and none is expected to develop. Consequently, investors may not be able to liquidate their investment other than as a result of the repurchase of Units by the Fund.

The Board may, from time to time and in their sole discretion, cause the Fund to repurchase Units from Members pursuant to written tenders by Members at such times and on such terms and conditions as established by the Board. In determining whether the Fund should offer to repurchase Units, the Board will consider the recommendation of the Investment Manager. The Investment Manager expects that it will generally recommend to the Board that the Fund offer to repurchase Units from Members twice each year, effective June 30 and December 31.

The Fund does not intend to distribute to the Members any of the Fund's income, but intends to reinvest substantially all income and gains allocable to the Members. A Member may therefore be allocated income and gains taxable for Federal, state and local income tax purposes and not receive any cash distribution.

9. Capital Stock Transactions

Transactions in Units are as follows:

	For the Period ended June 30, 2008	For the Year ended December 31, 2007
Number of Units issued	554,942	657,897
Number of Units redeemed	(12,223)	(183,705)
Net increase in Units outstanding	542,719	474,192
Units outstanding, beginning of the period	2,550,473	2,076,281
Units outstanding, end of period	3,093,192	2,550,473

On June 30, 2008, four members held approximately 83% of the outstanding Units of the Fund. Some of the members are comprised of feeder funds, which are themselves owned by several shareholders.

10. Guarantees

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

11. Recent Accounting Pronouncements

SFAS No. 157
The Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 - Quoted prices in active markets for identical investments
•	Level 2 - Other significant observable inputs (including, but not limited to quoted prices for similar investments, interest rates, prepayment speeds, or credit risk).
•	Level 3 - Significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2008 in valuing the Portfolio's investments carried at value:

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$3,304,168
Level 2 - Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	39,960,260

Total	$43,264,428

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

11. Recent Accounting Pronouncements (continued) SFAS No. 157 (continued)

The following is a reconciliation of Level 3 assets (at either the beginning or the ending of the period) for which significant unobservable inputs were used to determine fair value.

Investments in Securities
Balance as of 12/31/2007	$34,350,648
Accrued Accretion / (Amortization)	-
Change in Unrealized Appreciation / (Depreciation)	109,612
Net Purchase / (Sales)	5,500,000
Transfers In / (Out) of Level 3	-

Balance as of 6/30/2008	$39,960,260

12. Subsequent Events

For the period from July 1, 2008 through August 15, 2008, the Members contributed approximately $1,550,481 to the Fund, of which $150,000 was received prior to June 30, 2008. In addition, Members withdrew capital of approximately $3,800,701.

ACP Strategic Opportunities Fund II, LLC

Board of Directors (unaudited)

The identity of the members of the Board (each, a "Director") and brief biographical information is set forth below. The Statement of Additional Information includes additional information about the Directors and is available upon request.

Interested Director(s)

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s)	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director or Nominee
John Connors Age: 68 100 Matsonford Road Building 5, suite 520 Radnor, PA 19087	Director	Term: Indefinite Length: Since 2002
Portfolio Manager,
Guyasuta Investment
Advisors (Since
12/2000); previously,
Portfolio Manager,
Delaware Investments.
N/A (1977-2000);
portfolio manager
Mellon Bank (1967-
1977); Financial Analyst
IBM (10/65-6/67)
				ACP Funds Trust (2 series); ACP Strategic Opportunities Fund II, LLC.	None.
Robert Andres Age: 68 Andres Capital Management 11 Twin Creek Lane Berwyn, PA 19312	Director	Term: Indefinite Length: Since 2004
Senior Vice-President,
Chief Investment
Strategist,
Envestnet/PMC
(present)
President, Andres
Capital Management
(2007-2008); previously,
Haverford Trust (2005-
2007); Martindale
Andres & Co. (1989-
1994); President, Merrill
Lynch Mortgage
Capital (1970-
1987);National Sales
Manager, Municipal
Securities, Kidder
Peabody (1968-1970);
Herbert J. Sims & Co.
(1962-1964)Municipal
Bond Division., J.P.
Morgan (1957-1962).
				ACP Funds Trust (2 series); ACP Strategic Opportunities Fund II, LLC.	None.

ACP Strategic Opportunities Fund II, LLC

Board of Directors (unaudited)

James Brinton Age: 53 123 West Lancaster Ave. Wayne, PA 19087	Director	Term: Indefinite Length: Since 2007	President, Robert J. McAllister Agency, Inc. (Independent Insurance Broker) (since 1979)	ACP Funds Trust (2 series); ACP Strategic Opportunities Fund II, LLC.	Quaker Investment Trust (8 series).

Interested Director(s)

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s)	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director or Nominee
Mr. Gary Shugrue Age: 53 1235 Westlakes Drive Suite 130 Berwyn, PA 19312	President, Chief Investment Officer and Director	Term: Indefinite Length: Since 2007 (Director) Since 2001 (President and CIO)	President & Chief Investment Officer of Ascendant Capital Partners, LP. (since 2001); previously, General Partner of Argos Advisors (19882000).	ACP Funds Trust (2 series);ACP Strategic Opportunities Fund II, LLC).	BHR Fund Advisors.

Audit Committee

Messrs. Brinton, Connors and Andres are members of the Audit Committee of the Board. Although the Board has not designated an Audit Committee Financial Expert, each member of the Audit Committee has significant financial industry expertise. Messrs. Connors and Andres each have more than 40 years experience in the investment and securities industries. Mr. Brinton has served other investment company boards and has worked in the insurance industry for more than 25 years. All three members of the Audit Committee are disinterested persons as defined by the Investment Company Act. The Audit Committee does not believe that adding a specific Financial Expert would materially increase the Committee's judgment or effectiveness.

Nominating Committee.

The Nominating Committee was formed in September 2007 and is composed of Messrs. Connors, Andres and Brinton. The principal responsibilities of the Nominating Committee are the consideration, recommendation and nomination of candidates to fill vacancies on the Fund's Board, if any. The Nominating Committee does not consider nominees recommended by Members. The Nominating Committee meets periodically, as necessary. Prior to the formation of the Nominating Committee in September 2007, the full Board acted as the Nominating Committee. To date, the Board, acting as the Nominating Committee, has not met in 2008.

ACP Strategic Opportunities Fund II, LLC

Board of Directors (unaudited)

It is the nominating committee's policy to identify potential nominees based on suggestions from the President of the Fund and other members of the Board of Directors and to evaluate such persons as a committee. In addition, from time to time, the Nominating Committee may determine that it requires a Director with a particular expertise or qualification and will actively recruit such a candidate.

The nominating committee reviews and evaluate each candidate's background, experience and other qualifications as well as the overall composition of the Board of Directors, and recommends to the Board for its approval the slate of Directors to be nominated for election at any annual or special meeting of the Fund's Members at which Directors are to be elected.

The Nominating Committee considers all applicable legal and regulatory requirements that govern the composition of the Board of Directors.

ACP Strategic Opportunities Fund II, LLC

Fund Management (unaudited)

Set forth below is the name, age, position with the Fund, length of term of office, and the principal occupation for the last five years of each of the persons currently serving as Executive Officers of the Fund. Unless otherwise noted, the business address of each officer is 1235 Westlakes Drive, Suite 130, Berwyn, PA, 19312.

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director or Nominee
Gary Shugrue Age: 53	President, Chief Investment Officer (CIO) and Director	Term: Indefinite Length: Since 2007 (Director) Since 2001 (President and CIO)	President & Chief Investment Officer of Ascendant Capital Partners, LP. (since 2001); previously, General Partner of Argos Advisors (19882000).	ACP Funds Trust (2 series);ACP Strategic Opportunities Fund II, LLC).	BHR Fund Advisors; The Quaker Funds
Stephanie Strid Davis Age: 37	Director, Client Services and Administration	Term: Indefinite Length: Since 2001	Director, Client Services and Fund Operations of Ascendant Investments, LP; previously Institutional Equity Sales, Credit Suisse First Boston	n/a	n/a

ACP Strategic Opportunities Fund II, LLC

Other Information (unaudited)

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and the Fund's record of actual proxy votes cast is available on the SEC's website at www.sec.gov and may be obtained at no additional charge by calling collect 610-993-9999 or writing: ACP Strategic Opportunities Fund II, LLC, 1235 Westlakes Drive, Suite 130, Berwyn, Pennsylvania 19312.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available, on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Form N-Q is also available from the Fund, without charge and upon request, by calling 610-993-9999 or writing to ACP Strategic Opportunities Fund II, LLC, 1235 Westlakes Drive, Suite 130, Berwyn, PA 19312.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	ACP Strategic Opportunities Fund II, LLC

By (Signature and Title)*	/s/ Gary E. Shugrue
Gary E. Shugrue, President, Chief Investment Officer and Chief Financial Officer
(principal executive officer and principal financial officer)

Date	9/2/2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gary E. Shugrue
Gary E. Shugrue, President, Chief Investment Officer and Chief Financial Officer
(principal executive officer and principal financial officer)

Date	9/2/2008

* Print the name and title of each signing officer under his or her signature.